UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2009

NYFIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-02292	06-1344888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wall Street New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 525-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about September 30, 2009, NYFIX, Inc. (“NYFIX”) mailed a definitive proxy statement relating to a special meeting of stockholders of NYFIX to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 399 Park Avenue, New York, New York, on November 3, 2009, beginning at 9:30 a.m., local time. At the special meeting, NYFIX stockholders will be asked to consider and vote upon a proposal to adopt an Agreement and Plan of Merger, dated as of August 26, 2009, by and among NYSE Technologies, Inc. (“NYSE”), CBR Acquisition Corp. and NYFIX, as it may be amended from time to time. If the merger agreement is adopted and the merger described in the merger agreement is completed, NYFIX will become a wholly owned subsidiary of NYSE, and NYFIX stockholders will be entitled to receive $1.675 in cash for each share of NYFIX common stock that they own, and $50.134 in cash for each share of NYFIX Series B voting convertible preferred stock (the “Series B Preferred”) that they own.

As disclosed in the definitive proxy statement, and following the announcement of the merger agreement, an action, styled Wissinger, et al. v. NYFIX, Inc., et al., purporting to challenge the merger, was filed in the Supreme Court of the State of New York (County of New York, Commercial Division) on September 2, 2009 (Index No. 650541/09). The case asserts claims on behalf of a purported class of NYFIX stockholders against NYFIX, each of its directors, NYSE Euronext and Warburg Pincus LLC, related to an alleged breach of fiduciary duty in connection with the merger. The complaint alleges, among other things, that the NYFIX directors, aided and abetted by NYSE Euronext and Warburg Pincus LLC, breached their fiduciary duties by failing to maximize stockholder value. Among other things, the complaint seeks to enjoin NYFIX and its directors from completing the merger. The complaint also seeks unspecified monetary damages.

Also as disclosed in the definitive proxy statement, on September 14, 2009, a second action purporting to challenge the merger, styled Minard, et al. v. Warburg Pincus Private Equity IX, LP, et al., was filed in the Delaware Court of Chancery (Case No. 4894-VCS). The case also asserts claims on behalf of a purported class of NYFIX stockholders, and names as defendants NYFIX, each of NYFIX’s directors, NYSE Euronext, NYSE, CBR Acquisition Corp., Warburg Pincus Private Equity IX L.P. (“Warburg Pincus”), Warburg Pincus & Co. and Warburg Pincus LLC. The Minard complaint alleges, among other things, that the NYFIX directors, aided and abetted by the NYSE and Warburg Pincus defendants, breached their fiduciary duties by failing to maximize stockholder value. Among other things, the complaint seeks to enjoin NYFIX and NYFIX’s directors from completing the merger. The complaint also seeks unspecified monetary damages.

Also as disclosed in the definitive proxy statement, on September 23, 2009, a third action purporting to challenge the merger, styled Winspear, et al. v. Edelstein, et al., was filed in the Supreme Court of the State of New York (County of New York, Commercial Division) (Index No. 602937/09). The case also asserts claims on behalf of a purported class of NYFIX stockholders, and names NYFIX, each of NYFIX’s directors, NYSE, CBR Acquisition Corp. and Warburg Pincus LLC as defendants. Like the Wissinger and Minard complaints, the Winspear complaint alleges that the NYFIX directors breached their fiduciary duties by failing to maximize stockholder value. The Winspear complaint also asserts, among other things, that the NYFIX directors breached their fiduciary duty of disclosure by making purportedly misleading and incomplete disclosures in the preliminary proxy statement (dated September 10, 2009) concerning the merger. The complaint alleges that NYFIX, Warburg Pincus LLC and the NYSE defendants aided and abetted the purported breaches of fiduciary duties by the NYFIX directors. Among other things, the complaint seeks to enjoin NYFIX and NYFIX’s directors from completing the merger, and unspecified monetary damages.

NYFIX, the other defendants and the plaintiffs entered into a memorandum of understanding dated as of October 23, 2009 regarding the settlement of the lawsuits described above. In connection with the settlement, the parties agreed that NYFIX would make certain additional disclosures to its stockholders beyond the information provided in the definitive proxy statement. Those additional disclosures are set forth below. Following the completion of certain confirmatory discovery by counsel to the plaintiffs, the parties entered into a stipulation of settlement. The stipulation of settlement is subject to customary conditions, including court approval. If the court approves the settlement, the settlement will resolve all of the claims that were or could have been brought in the actions being settled, including all claims relating to the merger, the merger agreement and any disclosure made in connection therewith. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel will petition the court for an award of attorneys’ fees and expenses not to exceed $300,000.

The settlement costs, comprised of the attorneys’ fees awarded to the plaintiffs’ counsel and the costs incurred by NYFIX to defend the lawsuits described above, will be paid by NYFIX. The settlement will not change any of the terms of the merger or the merger agreement.

NYFIX and the other defendants have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to the facts and claims asserted, or which could have been asserted, in the lawsuits described above, including that they have committed any violations of law or breach of fiduciary duty, that they have acted improperly in any way, or that they have any liability or owe any damages of any kind to the plaintiffs or to the purported class, and specifically deny that any further supplemental disclosure is required under any applicable rule, statute, regulation or law or that the NYFIX directors failed to maximize stockholder value by entering into the merger agreement with NYSE. The settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. However, to avoid the risk of delaying or otherwise imperiling the merger, and to provide additional information to NYFIX’s stockholders at a time and in a manner that would not cause any delay of the merger, NYFIX and its directors agreed to the settlement described above. The parties considered it desirable that the action be settled to avoid the substantial burden, expense, risk, inconvenience and distraction of continued litigation and to fully and finally resolve the matter.

ADDITIONAL DISCLOSURES REQUIRED BY THE SETTLEMENT

Interests of NYFIX Directors and Executive Officers in the Merger

In addition to the information disclosed on page 55 of the proxy statement, NYFIX notes that of the seven NYFIX directors voting in favor of the merger, three of such directors (Messrs. Davis, Janeway and Edelstein) are or have been affiliated or associated with Warburg Pincus Private Equity IX, L.P. (“Warburg Pincus”) in some capacity and as set forth, with respect to Messrs. Davis and Janeway, in the descriptions of their respective affiliations with Warburg Pincus on page 55 of the proxy statement. In addition to the information provided on page 55 of the proxy statement concerning Messrs. Davis and Janeway, NYFIX also notes that Mr. Edelstein served as an entrepreneur-in-residence at Warburg Pincus LLC, an affiliate of Warburg Pincus, from January 2002 through July 2003 and from January 2006 through September 2006.

This section should be read in conjunction with the information disclosed on page 55 of the proxy statement.

Background of the Merger

In addition to the information disclosed on pages 19 to 37 of the proxy statement, NYFIX notes that under the terms of its Series B Preferred, Warburg Pincus’ liquidation preference in connection with any merger would not vary until the per-share consideration for the NYFIX common stockholders rose above $5.00 per share, which is the conversion price of the Series B Preferred, as set forth in the Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series B Convertible Preferred Stock and Series C Non-Voting Convertible Preferred Stock of NYFIX filed with the Secretary of State of the State of Delaware on October 12, 2006 (the “Certificate of Designations”).

NYFIX also notes that Warburg Pincus could only receive its Series B Preferred liquidation preference in the event of either a liquidation or a change of control of NYFIX, as set forth in the Certificate of Designations. The merger constitutes a change of control as set forth in the Certificate of Designations.

Finally, NYFIX notes that on several occasions, Mr. Lon Gorman on behalf of NYFIX and Mr. Cary Davis on behalf of Warburg Pincus discussed allocation of merger consideration between the NYFIX common stockholders and Warburg Pincus, as the sole holder of Series B Preferred, and in particular, NYFIX’s request that Warburg Pincus, despite its liquidation preference rights to the contrary, should agree to a reduction in its Series B Preferred liquidation preference so that more of the aggregate purchase price could be allocated to the NYFIX common stockholders. As described on page 32 of the proxy statement, Warburg Pincus agreed to reduce its Series B Preferred liquidation preference by approximately $2 million.

This section should be read in conjunction with the information disclosed on pages 19 through 37 of the proxy statement.

Projections

In addition to the information disclosed on pages 53 through 54 of the proxy statement, NYFIX provides the following estimates of NYFIX’s future financial performance, which information was made available to NYFIX’s board of directors and the special committee of NYFIX’s board of directors (the “Special Committee”) prior to the execution and delivery of the merger agreement on August 26, 2009. This information also was made available to Evercore Group L.L.C. (“Evercore”) and Greenhill & Co., LLC (“Greenhill”) in connection with the preparation by Evercore and Greenhill of their fairness opinions concerning the merger, which are referred to in the definitive proxy statement.

NYFIX does not as a matter of course publicly disclose detailed forecasts or internal projections as to future revenues, earnings or financial condition (see the discussion regarding forward-looking statements based on estimates and assumptions under the heading “Special Note Regarding Forward-Looking Statements” on page 15 of the proxy statement). However, NYFIX has set forth below a summary of the mid-case financial projections (which represented an operating case that NYFIX management believed to be reasonably achievable) as of July 27, 2009 prepared by NYFIX’s senior management referenced in the proxy statement, as this information was made available to NYFIX’s board of directors, the Special Committee, Evercore and Greenhill prior to the execution and delivery of the merger agreement on August 26, 2009. NYFIX’s senior management did not prepare this information with a view towards public disclosure, and the inclusion of these projections in this Form 8-K should not be regarded as an indication that NYFIX or any of the other defendants, their respective financial advisors, or any other recipient of this information considered, or now considers, it to be either material to NYFIX or NYSE or necessarily predictive of actual future results.

NYFIX’s senior management also did not prepare this information with a view to complying with the published guidelines of the SEC regarding forecasts, and did not prepare the information in accordance with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts. The projections do not purport to present operations in accordance with Generally Accepted Accounting Principles. Neither NYFIX’s independent registered public accounting firm nor any other independent accountants have compiled, examined or performed any procedures with respect to the prospective financial information contained in the projections, nor have they expressed any opinion or given any form of assurance on the financial projections or their achievability. The financial projections as of July 27, 2009, which were provided to NYFIX’s board of directors, the Special Committee, Evercore and Greenhill, included the following estimates of NYFIX’s future financial performance:

Projected for the years ending December 31,
	2011 (in millions)	2012 (in millions)
Total Revenues	$132.8	$144.5
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	24.3	31.3

The projections in the table above assumed, among other things, that NYFIX is able to operate as a going concern through December 31, 2010.

Although NYFIX’s senior management prepared the above-described projected financial information in good faith, no assurance can be made regarding future events and, accordingly, such information cannot be considered necessarily predictive of actual future operating results and should not be relied on as such. In the view of NYFIX’s senior management, the information in this table was prepared on a reasonable basis, reflecting the best currently available estimates and judgments, and reflected, to the best knowledge and belief of NYFIX’s senior management, NYFIX’s expected course of action and NYFIX’s expected future financial performance. However, these projections were based on numerous variables and assumptions which are inherently uncertain and which may not be within the control of management, including, without limitation, factors related to general economic, regulatory, and competitive conditions. Accordingly, actual results could vary materially from those set forth in such forecasts, projections and estimates. In addition, as discussed above, this information is subjective in many respects and thus susceptible to interpretations and periodic revision based on actual experience and business developments. In light of those facts, and particularly given that the NYFIX special meeting will be held several months after the date that the financial projections were prepared, this information is neither fact nor any guarantee of future performance and should not be relied upon as being necessarily indicative of actual future results, and NYFIX’s stockholders are cautioned not to rely on this information.

No representation is made by NYFIX, NYSE, or any other person to any NYFIX shareholder or any other person regarding the ultimate performance of NYFIX or the combined company compared to the information included in the above unaudited prospective financial information.

The prospective financial information is not included in this Form 8-K in order to induce any NYFIX shareholder to vote in favor of any of the proposals to be voted on at the NYFIX special meeting.

NYFIX has not updated or otherwise revised, and does not intend to update or otherwise revise, the projected financial information described above to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error. Furthermore, NYFIX has not updated or otherwise revised, and does not intend to update or otherwise revise, the projected financial information to reflect changes in general economic or industry conditions or the existence or occurrence of any circumstances or events subsequent to the preparation of such projected financial information. These projections are by their nature forward-looking information, and NYFIX’s stockholders should read the section of the proxy statement entitled “Special Note Regarding Forward-Looking Statements” on page 15 of the proxy statement, and the section of this Form 8-K entitled “Cautionary Statement Regarding Forward-Looking Information”, for additional information regarding the risks of unduly relying on such information.

This section should be read in conjunction with the information disclosed on pages 53 through 54 of the proxy statement.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

NYFIX has filed with the SEC and mailed to its stockholders a definitive proxy statement in connection with the proposed merger with NYSE. The proxy statement contains important information about NYFIX, the proposed merger and related matters. Investors and security holders of NYFIX are urged to read the proxy statement carefully.

Investors and security holders are able to obtain free copies of the proxy statement for the proposed merger and other documents filed with the SEC by NYFIX through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement for the proposed merger by contacting NYFIX’s proxy solicitor, Georgeson, Inc., 199 Water Street, 26th Floor New York, NY 10038-3650, phone: 212-440-9800, toll-free: 888-666-2572, banks and brokers: 212-440-9800.

NYFIX and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transaction contemplated by the merger agreement with NYSE. Information regarding NYFIX’s directors and executive officers is contained in NYFIX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and its proxy statement dated April 28, 2009, which are filed with the SEC, and in NYFIX’s definitive proxy statement relating to the proposed merger with NYSE, which was filed with the SEC on September 28, 2009. As of August 26, 2009, NYFIX’s directors and executive officers beneficially directly owned approximately 3,209,364 shares, or 7.62% of NYFIX’s common stock. This excludes 21,656,396 common shares owned by Warburg Pincus Private Equity IX, L.P. in the form of common shares, Series B convertible preferred shares and warrants convertible into common shares, as to which William Janeway and Cary Davis, directors of NYFIX, who are partners in Warburg Pincus & Co., disclaim beneficial ownership. Information regarding NYFIX’s directors and officers and a more complete description of the interests of NYFIX’s directors and officers is available in the definitive proxy statement relating to the proposed merger with NYSE.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This document may contain forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning NYFIX’s plans, objectives, expectations and intentions, statements concerning the proposed transaction between NYSE and NYFIX, and other statements that are not historical or current facts. Forward-looking statements are based on NYFIX’s current expectations (except where otherwise noted) and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause NYFIX’s results or future events to differ materially from current expectations include, but are not limited to: the expected settlement of litigation relating to the merger; the ability to consummate the proposed transaction; the impact of the proposed transaction on customer and employee relations; operation disruptions as a result of the transaction; the impact of current market conditions on the financial stability of our clients including consolidations and closures; the condition of the securities markets and the general economy; the impact of regulation and regulatory actions; the effects of current, pending and future legislation; actions and initiatives by both current and future competitors; and other factors detailed in the proxy statement under the heading “Special Note Regarding Forward-Looking Statements” and in NYFIX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other periodic reports filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on a number of assumptions that are subject to change. The inclusion of forward-looking statements in this document should not be regarded as a representation by NYFIX that the forward-looking statements will prove to be correct. In addition, (except where otherwise noted) the forward-looking statements included in this document represent NYFIX’s views as of October 23, 2009. NYFIX anticipates that subsequent events and developments will cause NYFIX’s views to change. However, while NYFIX may elect to update these forward-looking statements at some point in the future, NYFIX specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing NYFIX’s views as of any date subsequent to October 23, 2009 or such other date as specified with respect to a particular forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

Date: October 23, 2009	By:	/s/ Annemarie Tierney
Annemarie Tierney
General Counsel and Corporate Secretary